Exhibit 10.17

Confidential treatment requested by Roth CH Acquisition V Co. ("ROCL"). [***] Information has been omitted and filed separately with the U.S. Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions. Certain identified information has been excluded because it is not material and is of the type ROCL treats as private or confidential. [************************************************************ ************************************************************ ************************************************************ ************************************************************ ************************************************************ ************************************************************ ************************************************************ ************************************************************]

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****************************************************************** ****************************************************************** ****************************************************************** ****************************************************************** ****************************************************************** ****************************************************************** ****************************************************************** ****************************************************************** ****************************************************************** ****************************************************************** ****************************************************************** ****************************************************************** ****************************************************************** ****************************************************************** ****************************************************************** ****************************************************************** ****************************************************************** ****************************************************************** ****************************************************************** ****************************************************************** ****************************************************************** ****************************************************************** ****************************************************************** ****************************************************************** ****************************************************************** ****************************************************************** ****************************************************************** ****************************************************************** ****************************************************************** ****************************************************************** ****************************************************************** ****************************************************************** ****************************************************************** ****************************************************************** ****************************************************************** ****************************************************************** ****************************************************************** ****************************************************************** ****************************************************************** ****************************************************************** ****************************************************************** ****************************************************************** ******************************************************************

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